Exhibit 99.1

[LOGO]

This presentation contains forward-looking statements that involve risks and uncertainties including those relating to the Company's expected financial position and operating results, its business strategy, and its financing plans. The outcome of any contingencies, any statements of plans and objectives, and any assumptions underlying or relating to any of the above are forward-looking statements. In addition, forward-looking statements may be identified by the use of words such as “believe”, “expect” , “anticipate” and “will.” The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth or implied by any forward-looking statements. For more information about potential factors that could affect the Company’s business, financial results and expectations please refer to the Company’s most recent Forms 10-K, 10-Q, and 8-K and other forms and reports filed by the Company with the SEC. Forward Looking Statements

• Nine Television Channels Available in 92% of US Digital Households – 175MM Network Homes – 64MM Unique Homes • State of the Art Pay Per View VOD, Internet Content Delivery Platforms • Proven Proprietary Brands • Generating Over $400 Million in Annual Retail Television Revenues • Profitable for 25 Consecutive Quarters Who We Are

Our Brands

Our Technology • One of the largest digital broadcast facilities in the world

Our Clients Are The Largest Cable and Satellite Operators in The U.S.

New Frontier Domestic Distribution - 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 180,000 200,000 Apr-00 Oct-00 Apr-01 Oct-01 Apr-02 Oct-02 Apr-03 Oct-03 Apr-04 Oct-04 Apr-05 Oct-05 Apr-06 Oct-06 Apr-07 Oct-07 Apr-08 Total Network HH Distribution (000)

The Next Five Years • Capitalizing on New Growth Opportunities • Leveraging our Reputation, Technology, Brands, Library, and Cash Flow – Non-Domestic Broadcast – Direct To Consumer – Home Video

1,200 1,400 1,600 1,800 2,000 2,200 2,400 2,600 2007 2008 2009 2010 2011 Year Spending ($ millions) PPV/VOD Spending Expected To Grow PPV VOD U.S. PPV and VOD Source: Veronis Suhler Stevenson

Jan - Mar, 2008 Comcast Revenue/Server Hour $50,000 $70,000 $90,000 $110,000 $130,000 $150,000 $170,000 $190,000 $210,000 $230,000 $250,000 Wicked Spice Playgirl Hustler Superior Performance Source: Rentrack • New Frontier VOD on Comcast has consistently outperformed competition for the past 18 Months

International Expansion – Europe • Material Growth Opportunity In Digital Cable – 100 Million Multichannel Households • 13.9 Million Digital in 2007 • 40% growth versus 2006 • Germany – Expect launch in July on IPTV and IP-PC • 200K IPTV homes, DT expecting 500K by year end • 7 million high speed customers • France – Expected launch by August 2008 • 1.5 million IPTV homes • UK – Expected launch by August 2008 • 2.3 million VOD homes

• 21 Million total Multichannel Households – Mexico - 4.2 Million subs – Top 2 Cable MSO’s • Chile – 800K subs International Expansion – Latin America

International Expansion – Canada • 5 MSOS including Market Leaders – 2.3 Million Subs

Massive Fragmentation in Multichannel 1970s: Six Channels 2000s: 500 Channels 2 Independent

Basic Cable now Owns the Majority Of Viewership *Includes ABC/CBS/NBC/FOX/WB/UPN/PAX affiliates, Hispanics Brdcst and local indies. Note: All shares are based on the sum of total U.S. HH delivery (not HUT). Does not add up to a 100 because not all viewing sources are detailed. Source: Cabletelevision Adv ertising Bureau analysis of Nielsen’s NTAR Ad-Supported Cable vs. All Broadcast Total Day U.S. HH Viewing Shares (4th-3rd Quarter, Monday-Sunday 24 Hours) 68.9 68.3 63.4 60.9 57.9 55.3 51.1 47.5 22.7 23.4 32.7 35.0 38.1 41.1 45.4 46.5 48.3 49.5 51.4 37.4 38.9 39.4 41.1 42.5 44.4 50.6 67.1 67.4 36.7 30.3 44.3 24.6 28.0 24.4 90/91 91/92 92/93 93/94 94/95 95/96 96/97 97/98 98/99 99/00 00/01 01/02 02/03 03/04 04/05 05/06 06/07 Ad Ad-Supported Cable Supported Cable Total National & Local Broadcast TV* Total National & Local Broadcast TV*

• Today, nearly all multichannel is delivered by cable or satellite We will See Increasing Fragmentation in Video Deli very

Increased Connectivity Between the Internet and Television • Integrated Satellite/Cable STBs • IP “Bricks” • Integrated Game Consoles

We will See Increasing Fragmentation in Video Delivery OFF-AIR INTERNET

New Frontier is In an Ideal Position to Capitalize On This Fragmentation

New Frontier is In an Ideal Position to Capitalize On Distribution Fragmentation • Adult represents a high proportion of paid internet video content. – Yet, not one major IPTV platform offers Adult content • AppleTV • NetFlix (Roku) • Amazon Unbox (Tivo) • Xbox 360

What Does Direct To Consumer Mean For New Frontier? • Material increases in retail revenue captured • Ownership of the customer • Real time usage data • Extended monetization of existing technology and content

• 2008 Acquisition of IPTV Assets • Proven STB Technology

• Project “HipP” • Hotel IPTV Project with STB Version 1.0 • Utilize New STB technology to Deliver Video to Small Hotels • Proof of Concept • Initial Customers already on-line DTC Initiative 1 — U.S. Hospitality

• UK Launch with Individual STB Version 1.0 • 24 Million Households • 57% Broadband Penetration • No Available Options for Unedited Adult Television Services DTC Initiative 2 — UK Launch

• US Launch with STB Version 2.0 • Mainstream and Adult Programming • Anticipated Summer 2009 Launch DTC Initiative 3: U.S. Consumer Launch

• FY’08 Revenue: $56 million • FY’08 Net Income: $8.7MM • FY’08 EBITDA: $21 million • 38% EBITDA Margin • $19 million in Cash • No debt Financials

Summary • New Frontier trading at roughly a 4 EBITDA multiple • Core Business is Sound, and Growing • Material Upside in New Markets • International Transactional TV • Growth in Mainstream Film Business • Growth via Direct To Consumer Initiatives

The below schedule reconciles EBITDA (as defined below) to the most directly comparable United States generally accepted accounting principle (“GAAP”) financial measure – Net Income. The Company believes EBITDA is an important financial measure and is used bymanagement to monitor the financial performance of the Company; however, this “non-GAAP” measure should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with GAAP. EBITDA is calculated as net income plus depreciation, amortization, and income taxes less other income. (Unaudited) Year Ended March 31, 2008 Net Income 8,660 $ Adjustments: Other income (651) Provision for income taxes 5,079 Depreciation and amortization 8,285 EBITDA 21,373 $ EBITDA Reconciliation